EXHIBIT 32


    CERTIFICATION PURSUANT TO 18 U.S.C.SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Raven Moon Entertainment, Inc. (the "Registrant") on Form 10-QSB for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joey DiFrancesco, President, Chief Executive Officer and principal financial officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.


Dated: November 12, 2004


                                            /s/  Joey DiFrancesco
                                            -----------------------------------
                                                 Joey DiFrancesco, President,
                                                 Chief Executive Officer and
                                                 principal financial officer